SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
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                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 27, 1998

                      DEL MONTE FOODS COMPANY
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        (Exact Name of Registrant as Specified in Charter)


          Delaware               33-36374-01         13-3542950
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(State or Other Jurisdiction     (Commission        (IRS employer
      of Incorporation)          File Number)     Identification No.)


One Market, San Francisco, California                     94105
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(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code: (415) 247-3000
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                          Not Applicable
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   (former name or former address, if changed since last report)


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Item 5. Other Events.

           On July 27, 1998, Del Monte Foods Company (the
"Company") reported its financial results for the three and 12 months ended June 30, 1998. A copy of the press release issued by the Company on July 27, 1998 is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.


      99    Press release issued by Del Monte Foods Company on
            July 27, 1998.


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                            SIGNATURES

            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 1998

                              DEL MONTE FOODS COMPANY
                              (Registrant)


                              By: /s/ RICHARD G. WOLFORD
                                 -------------------------
                              Name: Richard G. Wolford
                              Title: Chief Executive Officer


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                           EXHIBIT INDEX




     99   Press release issued by Del Monte Foods Company on
          July 27, 1998.